GRAYSCALE

BITCOIN MINERS ETF

Ticker: MNRS
Exchange: NYSE Arca, Inc.

SUMMARY PROSPECTUS May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://etfs.Grayscale.com/mnrs. You can also get this information at no cost by calling the Fund at 866-775-0131 or writing the Fund at c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, WI 53202. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented are all incorporated by reference into this Summary Prospectus.

Grayscale Bitcoin Miners ETF is a series of Grayscale Funds Trust and an exchange-traded fund.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Grayscale Bitcoin Miners ETF (the “Fund”) seeks investment results that track the performance (before fees and expenses) of the Indxx Bitcoin Miners Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares

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are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period of January 30, 2025 (commencement of operations) through December 31, 2025, the portfolio turnover rate for the Fund was 65%.

Principal Investment Strategy

The Fund does not invest in digital assets directly or through the use of derivatives. The Fund also does not invest in initial coin offerings. The Fund does, however, have indirect exposure to digital assets by virtue of its investments in companies that use one or more digital assets as part of their business activities and/or that hold digital assets as proprietary investments. Because the Fund does not invest directly in any digital assets, it will not track price movements of any digital assets.

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in the constituents that comprise the Index and in other instruments that have economic characteristics and provide investment exposure similar to the component securities of the Index. Other instruments that have economic characteristics and provide investment exposure similar to the component securities of the Index include depositary receipts (such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)). The Fund invests in equity securities (e.g., common stock) and depositary receipts of companies included in the Index. The Fund using a “passive management” (or indexing) investment approach attempts to replicate before fees and expenses, the performance of the Index.

The Index is designed by Indxx (the “Index Provider”) to consist of U.S. and non-U.S. equity securities of companies that have been classified by the Index Provider as providing exposure to global bitcoin mining companies that generate revenue from bitcoin mining activities or mining related hardware, software and/or services (collectively, “Bitcoin Mining Companies”). The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser. In constructing the Index, the Index Provider identifies Bitcoin Mining Companies that are involved in the mining of Bitcoin and verification of the Bitcoin network, Bitcoin mining pool services, and adding Bitcoin transactions into blockchain ledgers. The Index Provider may also include companies that provide Bitcoin mining infrastructure and related services such as data center hosting, the manufacturing of ASICs (Application-Specific Integrated Circuits) machines, mining rigs, and GPUs (Graphics Processing Units), and related hardware and software for bitcoin mining (collectively, “Bitcoin Mining”). The Index Provider determines eligible Bitcoin Mining Companies based on a proprietary process that relies on extensive research to generate a preliminary list of Bitcoin Mining Companies.

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To be eligible for inclusion in the initial investable universe, securities must be/have:

•        Their listing either in a developed (including the U.S.) or emerging market based on the Index Provider’s rules-based country classification system, in the form of common stock or depositary receipt (American or global). As of March 2026, the list of developed markets includes the United States, Canada, Australia, Hong Kong, Japan, New Zealand, Singapore, South Korea, Taiwan, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Poland, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom and the list of emerging markets includes Brazil, Chile, Colombia, Mexico, Peru, China, India, Indonesia, Malaysia, Philippines, Thailand, Vietnam, Czech Republic, Greece, Hungary, Kuwait, Qatar, South Africa, Turkey and the United Arab Emirates.

•        A minimum total market capitalization of $50 million USD.

•        A six-month average daily turnover greater than or equal to $0.5 million.

•        All securities must have a minimum free float equivalent to 10% of shares outstanding.

•        Securities trading at a price of $10,000 or above are ineligible for inclusion in the Index. This rule is not applicable for existing constituents. Existing constituents shall remain in the initial universe irrespective of their stock price.

•        Traded on 90% of the eligible trading days in the last six-months. In the case of initial public offerings where a security does not have a trading history of six-months, such a security must have started trading at least three-months before the start of the reconstitution and rebalancing process and should have traded on 90% of the eligible trading days for the past three-months.

The Index Provider further classifies the Bitcoin Mining Companies using the following methodology:

•        Pure-Play: Companies that derive greater than or equal to 50% of their revenue from Bitcoin Mining are considered as ‘pure-play’ companies.

•     Quasi-Play: Companies with diversified revenue streams that generate at least 20% (but less than 50%) of their revenue from Bitcoin Mining are considered as ‘quasi-play’ companies.

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•     Marginal: Companies with diversified revenue streams that generate less than 20% of their revenue from Bitcoin Mining are considered as ‘marginal’ companies.

In constructing the Index, the Index Provider includes the top 25 Pure-Play companies by market capitalization. If fewer than 25 Pure-Play companies qualify for inclusion in the Index, then the top Quasi-Play companies by largest total market capitalization are included until the portfolio size reaches 25. If fewer than 25 Pure-Play and Quasi-Play companies qualify for inclusion in the Index, then the top Marginal companies by largest total market capitalization are included until the portfolio size reaches 25. If there are fewer than 25 companies in the selection list, all the companies are considered.

The Index is reconstituted and rebalanced quarterly after the close of business on the last trading day (“Effective Date”) of each March, June, September, and December, based on data as of the last week of each month prior to the applicable reconstitution and rebalance period of the Index.

The Index is weighted as follows:

•        Securities are weighted based on their security level free float market capitalization.

•        Total weight of Quasi-Play + Marginal companies is capped at 15%.

•        Within the Quasi-Play + Marginal basket a security cap of 3% is applied and the excess weight is redistributed proportionally amongst the uncapped securities within this basket.

•        A single security cap of 15% is applied amongst the Pure-Play securities and the excess weight is redistributed proportionally amongst the uncapped securities within this basket.

•        Total weight of the securities with weights greater than 5% is capped at 45% and a single cap of 4.25% is applied on the securities thereafter with weights greater than 5% and the excess weight is redistributed proportionally amongst the uncapped securities within the Pure-Play basket.

For example, where the Index is comprised completely of Pure-Play companies, a single security cap of 15% is applied and the excess weight is redistributed proportionally among the uncapped securities within the basket. An aggregate cap is then applied such that the total weights of securities with weights greater than 5% is capped at 45%. Following this aggregate cap, securities with weights in excess of 5% are capped to 4.25% and excess weight is redistributed among the remaining uncapped securities.

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In the event that fewer than 25 Pure-Play companies qualify for inclusion in the Index and Quasi-Play and Marginal companies become eligible, the same process is followed subject to a maximum weight of 15% for the aggregate of all Quasi-Play and Marginal companies. A single security cap of 3% is applied to any given Quasi-Play or Marginal security and the excess weight is redistributed proportionally among the uncapped Quasi-Play or Marginal securities such that the total weight allocated to such companies is capped at 15%. Pure-Play security weighting follows the same capping methodology described above, with a single security cap of 15%, an aggregate cap of 45% for the total allocation of securities greater than 5%, and a final single security cap of 4.25% thereafter.

A “blockchain” is a digital series of records stored across a decentralized network that uses cryptography to create a secure and verified history of transactions. The decentralized nature of a blockchain utilizes and relies on multiple “nodes” to continuously update and certify the accuracy of information in the chain, mitigating the risks associated with centralized networks, where a single source can be tampered with to change information across a network. Blockchain technology can be used to record transactions involving tangible, intangible, and digital assets, and a blockchain may be constrained to certain users or companies or open to the public.

Blockchain networks may also be used to track the purchase, sale, or exchange of digital assets. Digital assets may be considered a form of digital currency that can be used to purchase goods or services from certain vendors or can be purchased or sold like an investment asset. Digital assets are not, however, widely accepted as a means of payment. Digital assets generally rely on a blockchain to maintain the integrity of their transaction histories, and for proof of work blockchains (such as Bitcoin) new amounts of a digital asset are added to the available supply based on the completion of certain complex mathematical problems — a process known as digital asset “mining”.

The Fund generally employs a “passive management” investment strategy in seeking to achieve its investment objective and fully replicate the Index. However, under various circumstances, the Fund may use a representative sampling strategy, whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index; or, in certain instances, when a component security of the Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities

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contained in the Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index.

The Fund may invest in small-, mid- and large-capitalization companies.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and therefore is not required to meet certain diversification requirements under the 1940 Act.

Concentration Policy. The Fund may concentrate its investments (i.e., invest 25% or more of the value of its total assets) in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of December 31, 2025, the Fund had significant exposure to the Information Technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.

Summary of Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. You should review each risk factor carefully. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund, and the Fund’s performance could trail that of other investments. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

Concentration in Bitcoin Mining Companies Risk: The Fund is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in the securities of Bitcoin Mining Companies to approximately the same extent that the Index concentrates in Bitcoin Mining Companies. As a result, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, Bitcoin Mining Companies may be out of favor and underperform

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other industries or groups of industries or the market as a whole. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. An investment in a Bitcoin Mining Company may be subject to the following risks:

Bitcoin Miners. Bitcoin miners are subject to malfunction, normal wear and tear, technological obsolescence and supply chain constraints, including the cost and availability of new or replacement equipment. At any point in time, a portion of miners may be offline for maintenance or repair, and a model-wide hardware or software malfunction could significantly disrupt mining operations. As technology evolves, miners may need to acquire newer models to remain competitive, and such equipment may be costly or in short supply. There can be no assurance that miners can obtain sufficient mining equipment or replacement parts on a cost-effective basis, and shortages could reduce mining capacity, increase operating costs and result in a competitive disadvantage.

The profitability of bitcoin mining depends on factors such as bitcoin prices, transaction fees, network hash rate and operating costs, including electricity costs. If miners are not adequately compensated, they may reduce or cease operations, which could reduce processing power on the Bitcoin network, slow transaction validation and increase vulnerability to malicious actors. Any reduction in confidence in the Bitcoin network may adversely affect the price of bitcoin and the value of an investment in the Fund. In addition, the block reward decreases over time, increasing reliance on transaction fees, and if fees become too high, demand for bitcoin may decline.

Bitcoin mining is energy-intensive, and electricity costs account for a significant portion of mining expenses. High energy costs or regulatory or public policy actions (including restrictions due to environmental concerns) may cause miners to reduce or cease operations. Any such developments could lower the demand for bitcoin and have a material adverse effect on the price of bitcoin and the value of the Shares.

Blockchain technology is relatively new and many of its uses may be untested. The mechanics of using blockchain technology to transact in digital or other types of assets, such as securities or derivatives, is relatively new and untested. There can be no assurance that widespread adoption will occur. The cryptography underlying blockchain technology could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming

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ineffective. A lack of expansion in the usage of blockchain technology, or the realization of any such technological threats to blockchain technology could adversely affect Bitcoin Mining Companies.

Competing platforms, technologies, and patents. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains. Further, if one or more other persons, companies or organizations has or obtains a valid patent covering technology critical to the operation of one or more of a Bitcoin Mining Company’s business lines, there can be no guarantee that such an entity would be willing to license such technology at acceptable prices or at all, which could have a material adverse effect on the Bitcoin Mining Company’s business, financial condition and results of operations.

Cybersecurity incidents. Cybersecurity incidents may compromise an issuer, its operations, or its business. Cybersecurity incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Additionally, blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies.

Key personnel. Bitcoin Mining Companies rely on highly skilled financial service professionals and software engineers. Because of competition from other firms, Bitcoin Mining Companies may face difficulties in recruiting and retaining professionals of a caliber consistent with their business strategy in the future. The inability to successfully identify and retain qualified professionals could materially and adversely affect the growth, operations, or financial condition of the company.

Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented on a blockchain and trade on a digital asset exchange may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a digital asset exchange, depending on the platform’s controls and other policies. The more lenient a digital asset exchange is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital assets or other assets trading on a digital asset exchange.

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Lack of regulation. Digital assets and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain technology works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity, or even failure. There can be no guarantee that future regulation of blockchain technology or digital assets will not have a negative impact on the value of such technologies and of the companies in which the Fund invests.

Miner Collusion Risk. Miners collect fees for each transaction they confirm and validate transactions by adding them to new blocks in the blockchain. Miners are not required to confirm any specific transaction and are economically incentivized to prioritize transactions that pay higher fees. If miners were to collude to exclude or delay transactions that pay lower fees, users may be required to pay higher fees to obtain timely confirmation, which could reduce the attractiveness and utility of the Bitcoin network. Because bitcoin mining operates globally, it may be difficult for regulators to address anticompetitive behavior across jurisdictions, and any such collusion could adversely affect the Bitcoin network and the value of an investment in the Fund.

During periods of network congestion, including when the number of unconfirmed transactions (the “mempool”) exceeds processing capacity, miners are more likely to prioritize higher-fee transactions, which may result in delays for lower-fee transactions and increased costs to users. Such conditions may arise from increased network usage or malicious activity and could adversely affect confidence in the Bitcoin network.

The block reward for mining bitcoin decreases over time, increasing reliance on transaction fees to incentivize miners. If transaction fees become too high, demand for bitcoin may decline; conversely, if total mining rewards are insufficient, miners may reduce processing power dedicated to the network, which could slow transaction validation and increase the risk of a malicious actor obtaining control of the network. Any reduction in confidence in the security or efficiency of the Bitcoin network may adversely affect the price of bitcoin and the value of an investment in the Fund.

Network amendment. Significant contributors to all or any digital asset network could propose amendments to the respective network’s protocols and software that, if accepted and authorized by such network,

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could adversely affect a Bitcoin Mining Company. For example, with respect to the Bitcoin network, a small group of individuals contribute to the Bitcoin network’s source code. Those individuals can propose refinements or improvements to the Bitcoin network’s source code through one or more software upgrades that alter the protocols and software that govern the Bitcoin network and the properties of Bitcoin, including the irreversibility of transactions and limitations on the mining of new Bitcoin. To the extent that a significant majority of the users and miners on the Bitcoin network install such software upgrade(s), the Bitcoin network would be subject to new protocols and software that may adversely affect Bitcoin Mining Companies.

Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss, or destruction of these keys could adversely affect a user’s ownership claims over an asset or a company’s business or operations if it was dependent on the blockchain.

Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application, may also introduce defects and vulnerabilities.

Reliance on digital assets. Bitcoin Mining Companies rely on the success and continued development of the digital asset industry, which is subject to significant uncertainty, evolving regulation and extreme price volatility. Digital assets, including bitcoin, are not backed by any government, operate without a central authority and are susceptible to theft, loss and destruction. Digital asset trading platforms are relatively new and largely unregulated and may be exposed to fraud, technical failures or cybersecurity incidents, including permanent shutdowns. These risks may increase volatility in digital asset prices and could have a material adverse effect on the business, financial condition and results of operations of Bitcoin Mining Company’s, and consequently the value of an investment in the Fund.

Line of business. Bitcoin Mining Companies are engaged in other lines of business unrelated to digital assets and blockchains and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which

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it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to Bitcoin Mining, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to the Fund’s assets, the Fund’s data or shareholder information (including non-public personal information), or proprietary information, or may cause the Fund, the Adviser, the Sub-Adviser, Authorized Participants, market makers, index providers, the Exchange, or any of their respective service providers (including, but not limited to, accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption, loss of operational functionality, or otherwise disrupt the Fund’s operations, including the ability of shareholders to purchase or redeem Shares or receive distributions. The Adviser and Sub-Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because cybersecurity threats are continually evolving, new methods of conducting cyber-attacks are regularly developed, and the Fund and its service providers may not be able to anticipate or detect all such threats, which may limit the Fund’s ability to prevent or respond to cybersecurity incidents. Like other funds and business enterprises, the Fund, the Adviser, the Sub-Adviser, and their service providers are subject to the risk of cyber incidents occurring from time to time.

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Depositary Receipt Risk: Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions and changes in foreign currency exchange rates. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to dividends and capital gains paid on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for direct investment in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide returns that correspond precisely with those of the Underlying Shares and may be subject to additional risks, including reduced liquidity and reliance on the depository institution.

Emerging Markets Risk: The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such markets, involve additional risks not typically associated with investments in the United States or other developed markets. These risks may include greater market volatility, lower trading volume and liquidity, political and economic instability, governmental controls on foreign investment, currency restrictions and limitations on the repatriation of capital. These conditions may impair the Fund’s ability to buy, sell or otherwise transfer securities, adversely affect the market price of Shares and cause the Fund to decline in value.

Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden drops in value or long periods of decline due to factors affecting securities markets generally or specific issuers, industries or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, changes in trade regulation, including tariffs or economic sanctions, local, regional or global events, such as war, acts of terrorism, public health crises, recessions or other events, could have a significant negative impact on the Fund and its investments, including by adversely affecting the prices and liquidity of the Fund’s portfolio securities or disrupting trading markets.

Exchange-Traded Fund (“ETF”) Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares

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may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Liquidity. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could result in differences between the market price of the Shares and the underlying value of those Shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will generally approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.

Financial Technology Risk: Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Such companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A financial technology company may not

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currently derive any revenue, and there can be assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Securities Risk: Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk: To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Index Methodology Risk: The Index includes only those securities meeting the Index criteria, including liquidity and market capitalization requirements, and therefore may not include all companies relevant to the Index’s investment theme. In addition, companies that would otherwise be included in the Index might be excluded if they omit disclosure of, or do not use key terms associated with, their activities related to the Index’s investment theme in regulatory filings or otherwise keep such activities from public (and the Index Provider’s) view.

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Index Provider Risk: There can be no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Market Capitalization Risk: The securities of large-capitalization companies may be relatively mature and therefore subject to slower growth during times of economic expansion and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies and generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies and generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid- and small-capitalization companies may have limited product lines, markets, financial and managerial resources and may concentrate on fewer geographical markets, and smaller-capitalization companies typically have less publicly available information and may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. As a result, investments in companies of different market capitalizations may experience greater volatility and may negatively affect the Fund’s net asset value and performance.

New Fund Risk: The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain a viable size. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

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Non-Diversification Risk: The Fund is considered to be non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Operational and Technology Risk: The Fund and the entities with which it interacts directly or indirectly are subject to operational and technology risks, including risks arising from human error, systems failures, cybersecurity incidents, and the use of emerging technologies, including artificial intelligence (“AI”), which may result in financial losses, operational disruptions, or declines in the value of the Fund’s investments. These risks may affect the Adviser, Sub-Adviser, the Fund’s service providers, index provider, Authorized Participants, the Exchange on which Shares are listed, and issuers in which the Fund invests, and may impair the calculation of NAV or the creation and redemption of Shares. Although the Fund and its service providers maintain risk management systems and business continuity plans, such measures may not prevent or mitigate all operational or technology-related incidents, and events beyond the Fund’s control could have a material adverse effect on the Fund’s NAV, trading price, or total return.

Passive Investment Risk: The Fund is not actively managed and seeks to track the performance of the Index regardless of the investment merit of individual securities. As a result, the Fund generally will not sell a security due to current or projected underperformance unless that security is removed from the Index or the sale is otherwise required in accordance with the Index methodology. Accordingly, the Fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid, and the Fund does not take defensive positions in declining markets. The Fund’s performance may be adversely affected by declines in the market segments represented in the Index, and the Fund may underperform other investment vehicles, including those that invest in different asset classes or that employ active management strategies.

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Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Tax Risk: To qualify for the favorable tax treatment generally available to a RIC, the Fund must satisfy, among other requirements described in the Statement of Additional Information (“SAI”), certain diversification requirements. Given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for

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relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, distributions from earnings and profits its shareholders receive would be taxed as ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Tracking Error Risk: As with all index funds, the performance of the Fund and the Index may differ from each other (referred to as “tracking error”) for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index, or hold cash or experience differences in the timing of purchases, sales or valuations. The Fund may use a representative sampling strategy to achieve its investment objective, if the Fund’s Sub-Adviser believes it is in the best interest of the Fund, which may increase tracking error. Tracking error may be heightened during periods of market volatility or other unusual market conditions.

Performance Information

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. The Fund makes updated performance information, including its current net asset value, available on the Fund’s website at https://etfs.Grayscale.com/mnrs.

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Portfolio Management

Adviser	Grayscale Advisors, LLC (the “Adviser”)
Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)
Portfolio manager	Title	Portfolio manager of the Fund since
Austin Wen, CFA	Senior Portfolio Manager of Vident	Since inception, January 2025
Rafael Zayas, CFA	Senior Vice President, Head of Portfolio Management and Trading of Vident	Since inception, January 2025

To the extent that a reference in this prospectus refers to the Adviser, such reference should also be read to refer to the Sub-Adviser, where the context requires.

Purchase and Sale of Shares

The Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for securities, assets or other positions and/or cash (which may include cash in lieu of certain securities, assets or other positions).

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://etfs.Grayscale.com/mnrs.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

(SEC Investment Company Act File No. 811-23876)